SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of November 12, 2013 (this “Security Agreement”) is entered into by and among HII Technologies, Inc., a Delaware corporation and Aqua Handling of Texas, LLC, a Texas limited liability company (collectively, “Obligor”) and Chris George and Brandon Brewer (collectively, the “Secured Parties”) under the Securities Purchase Agreement (defined below).

W I T N E S S E T H

WHEREAS, Obligor and the Secured Parties are parties to that certain Securities Purchase Agreement, dated as of November 11, 2013 by and among Obligor and Secured Parties (the “Securities Purchase Agreement”), pursuant to which the Obligor issued those certain 5% Subordinated Secured Promissory Notes to each of the Secured Parties  (the “Notes”);

WHEREAS, the parties hereto acknowledge that the obligations evidenced by the Notes shall be secured by a security interest in the collateral described below and will be subordinate to the security interest of Rosenthal & Rosenthal, Inc., the Obligor’s current lender under a receivable credit facility;

WHEREAS, in order to induce the Secured Parties to accept the Notes as partial consideration under the terms of the Securities Purchase Agreement, the Obligor agreed to execute and deliver to the Secured Parties this Security Agreement for the benefit of the Secured Parties and to grant to them a security interest in certain assets of the Obligor to secure the prompt payment, performance, and discharge in full of the Obligor’s obligations under the Notes  (as defined below).

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.

Certain Definitions.  As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.  Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “general intangibles” and “proceeds”) shall have the respective meanings given such terms in Article 9 of the UCC.

(a)

“Collateral” means the collateral in which the Secured Parties are granted a security interest by this Agreement and which shall include the following, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

(i)

The limited liability company membership interests of Aqua Handling of Texas, LLC (the “Securities”) held by HII Technologies, Inc.

(ii)

(A)  3.5 miles of ten-inch aluminum irrigation pipe; (B) approximately 1 mile of three-inch poly pipe; and (C) 8 road crossings.

(iii)

The 2 manifold trailers otherwise known as (A) 2013 HMDE Manifold (VIN: ARKAVTL16305132890) and (B) 2013 HMDE Manifold (VIN: ARKAVTL1X30512889).

(iv)

All contract rights under Aqua’s Master Services Agreements with each of Halcon Resources and Pioneer Natural Resources USA, Inc. in effect on the date hereof.

(v)

The proceeds of the assets described in subsections (i) through (iii), above.

(b)

“Obligations” means all of the Obligor’s obligations under this Agreement and the Notes in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

(c)

“UCC” means the Uniform Commercial Code, as currently in effect in the State of Texas.

2.

Grant of Security Interest.  As an inducement for the Secured Parties to accept the Notes as partial consideration under the terms of the Securities Purchase Agreement, the Obligor agreed to execute and deliver to the Secured Parties this Security Agreement for the benefit of the Secured Parties and to grant to them a security interest in certain assets of the Obligor to secure the prompt payment, performance, and discharge in full of the Obligor’s obligations under the Notes. Obligor hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Parties a continuing security interest in, a first lien upon, and a right of set-off against all of Obligor’s right, title, and interest of whatsoever kind and nature in and to the Collateral (the “Security Interest”). To the extent that the Collateral is not subject to the UCC, the Obligor collaterally assigns all of such Obligor’s right, title, and interest in and to such Collateral to the Secured Parties to secure the payment of the Obligations to the full extent that such a collateral assignment is possible under the relevant law. Notwithstanding the foregoing, the amount of the Obligations that are secured by its rights in Collateral subject to a lien in favor of the Secured Parties hereunder shall be limited to the extent, if any, required so that the liens it has granted under this Agreement shall not be subject to avoidance under Section 548 of the Bankruptcy Code of the United States or to being set aside or annulled under any applicable law relating to fraud on creditors.  In determining the limitations, if any, on the amount of the Obligations that are subject to the lien on the Collateral hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation or contribution which the Obligor may have under any other agreement or applicable law shall be taken into account.

3.

Representations Warranties Covenants and Agreements of the Obligor.  Obligor represents and warrants to, and covenants and agrees with, the Secured Parties as follows:

(a)

Obligor has the requisite corporate and limited liability company power and authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Obligor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of Obligor and no further action is required by the Obligor.

(b)

Obligor represents and warrants that it has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto;

(c)

Except as set forth on Schedule 3(c), Obligor is the sole owner of the Collateral (except for non-exclusive licenses granted by Obligor in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and to pledge the Collateral.  There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Parties pursuant to this Agreement) covering or affecting any of the Collateral.  Except as set forth on Schedule 3(c), so long as this Agreement shall be in effect, the Obligor shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement).

(d)

No part of the Collateral has been judged invalid or unenforceable.  No written claim has been received that any Collateral or Obligor’s use of any Collateral violates the rights of any third Parties.  There has been no adverse decision to Obligor’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Obligor’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of any Obligor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(e)

Obligor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Parties at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Parties valid, perfected and continuing liens in the Collateral.

(f)

This Agreement creates in favor of the Secured Parties a valid security interest in the Collateral securing the payment and performance of the Obligations and, upon making the filings described in the immediately following sentence, a perfected security interest in such Collateral.  Except for the filing of financing statements on Form UCC-I under the UCC with the jurisdictions indicated on Schedule B, attached hereto, no authorization or approval of or filing with or notice to any governmental authority or regulatory body, or other action, is required either (i) for the grant by any Obligor of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by such Obligor or (ii) for the perfection of or exercise by the Secured Parties of their rights and remedies hereunder.

(g)

On the date of execution of this Agreement, Obligor will deliver to the Secured Parties one or more executed UCC financing statements on Form UCC-1 under the UCC with respect to the Security Interest for filing with the jurisdictions indicated on Schedule B, attached hereto and in such other jurisdictions as may be requested by the Secured Parties.

(h)

Except as set forth on Schedule 3(h), the execution, delivery, and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which such Obligor is a party or by which such Obligor is bound.  Except as set forth on Schedule 3(h), no consent (including, without limitation, from stockholders or creditors of any Obligor) is required for any Obligor to enter into and perform its obligations hereunder.

(i)

Obligor shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected liens and security interests in the Collateral in favor of the Secured Parties until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 12 hereof, and except as set forth on Schedule 3(i), Obligor shall not permit or take any action to adversely affect the rights and benefits intended to be afforded the Secured Parties by this Agreement.  Obligor hereby agrees to defend the same against any and all persons.  Such Obligor shall safeguard and protect all Collateral for the account of the Secured Parties.  At the request of the Secured Parties, the Obligor will sign and deliver to the Secured Parties at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Parties and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Parties to be, necessary or desirable to effect the rights and obligations provided for herein.  Without limiting the generality of the foregoing, such Obligor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Obligor shall obtain and furnish to the Secured Parties from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

(j)

Except as set forth on Schedule 3(j), Obligor will not transfer, pledge, hypothecate, encumber, license (except for non-exclusive licenses granted by such Obligor in the ordinary course of business), sell or otherwise dispose of any of the Collateral without the prior written consent of the Secured Parties.

(k)

Obligor shall keep and preserve the Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(l)

Obligor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Parties promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties’ security interest therein.

(m)

Obligor shall promptly execute and deliver to the Secured Parties such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Parties may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral.

(n)

 Obligor shall permit the Secured Parties and their representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by the Secured Parties from time to time.

(o)

Obligor will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(p)

Obligor shall promptly notify the Secured Parties in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Obligor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

(q)

All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of the Obligor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

4.

Defaults.  The following events shall be “Events of Default”:

(a)

The occurrence of an Event of Default (as defined in the Notes) under the Notes;

(b)

Any representation or warranty of any Obligor in this Agreement shall prove to have been incorrect in any material respect when made; and

(c)

The failure by Obligor to observe or perform any of its obligations hereunder or the Notes, for five (5) days after receipt by Obligor of notice of such failure from the Secured Parties.

5.

Duty To Hold In Trust.  Upon the occurrence of any Event of Default and at any time thereafter, Obligor shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties for application to the satisfaction of the Obligations. Anything herein to the contrary notwithstanding:  (a) the Obligor shall remain liable under the Contracts included in the Collateral to the extent set forth therein to perform the Obligor’s obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Secured Parties of any rights hereunder shall not release the Obligor from any obligations under the Contracts included in the Collateral; and (c) the Secured Parties shall not have any obligation under the Contracts included in the Collateral by reason of this Agreement, nor shall the Secured Parties be obligated to perform or fulfill any of the obligations of the Obligor thereunder, including any obligation to make any inquiry as to the nature or sufficiency of any payment the Obligor may be entitled to receive thereunder, to present or file any claim, or to take any action to collect or enforce any claim for payment thereunder.

6.

Rights and Remedies Upon Default.  Upon the occurrence of any Event of Default and at any time thereafter, the Secured Parties shall have the right to exercise all of the remedies conferred hereunder and under the Notes, and the Secured Parties shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located).  Without limitation, the Secured Parties shall have the following rights and powers:

(a)

The Secured Parties shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Obligor shall assemble the Collateral and make it available to the Secured Parties at places which the Secured Parties shall reasonably select, whether at the Obligor’s premises or elsewhere, and make available to the Secured Parties, without rent, all of the Obligor’s respective premises and facilities for the purpose of the Secured Parties taking possession of, removing or putting the Collateral in saleable or disposable form.

(b)

The Secured Parties shall have the right to operate the business of the Obligor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Parties may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Obligor or right of redemption of the Obligor, which are hereby expressly waived.  Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Parties may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the

Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Obligor, which are hereby waived and released.

(c)

The Obligor recognizes that the Secured Parties may be unable to effect a public sale of any or all the Securities, by reason of certain prohibitions and registration requirements contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  The Obligor acknowledges and agrees that the fact that any such private sale may result in prices and other terms less favorable than if such sale were a public sale does not, by itself, establish that such sale was not made in a commercially reasonable manner.  The Secured Parties shall be under no obligation to delay a sale of any of the Securities for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.  The Obligor agrees to use its reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Securities pursuant to this Section valid and binding and in compliance with any and all other applicable laws.  The Obligor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Obligor.

7.

Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Secured Parties in enforcing their rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the Obligor any surplus proceeds.  If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties is legally entitled, such Obligor will be liable for the deficiency, together with interest thereon, at the rate of 11% per annum or such lesser amount permitted by applicable law (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Parties to collect such deficiency.  To the extent permitted by applicable law, such Obligor waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Parties.

8.

Costs and Expenses.  The Obligor agree to pay all out-of-pocket fees, costs, and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Parties.  The Obligor shall also pay all other claims and charges which in the reasonable opinion of the Secured Parties might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein.  The Obligor will also, upon demand, pay to the Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts’ and agents, which the Secured Parties may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Notes.  Until so paid, any fees payable hereunder shall be added to the principal amount of the Notes and shall bear interest at the Default Rate.

9.

Responsibility for Collateral.  Obligor assumes all liabilities and responsibility in connection with all Collateral, and the obligations of the Obligor hereunder or under the Notes shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

10.

Security Interest Absolute.  All rights of the Secured Parties and all Obligations of the Obligor hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Notes or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner, or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes, the Transaction Documents or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Obligor, or a discharge of all or any part of the Security Interest granted hereby.  Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy.  Each Obligor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any Parties other than the Secured Parties, then, in any such event, the Obligor’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. To the full extent the Obligor may do so under applicable law, such Obligor shall not insist upon, plead, claim, or take advantage of any law providing for any appraisement, valuation, stay, extension, or redemption, and such Obligor hereby waives and releases the same, and all rights to a marshaling of the assets of such Obligor, including the Collateral of such Obligor, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created.  The Obligor shall not assert any right under any law pertaining to the marshaling of assets, sale in inverse order of alienation, the administration of estates of decedents or other right to defeat, reduce, or otherwise adversely affect in any respect the rights of the Secured Party under the terms of this Agreement.  The Obligor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

11.

Subordination.  The parties expressly acknowledge and agree that Notes and the Obligations are subject to the terms of a Subordination Agreement with Rosenthal & Rosenthal, Inc.

12.

Term of Agreement.  This Agreement and the Security Interest shall terminate on the date on which all payments under the Notes have been made in full and all other Obligations have been paid or discharged in full.  Upon such termination, the Secured Parties, at the request and at the expense of the Obligor, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.  The obligations of the Obligor under this Agreement shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Obligations is rescinded or otherwise must be restored or returned by the Secured Parties upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Obligor or any other obligor or otherwise, all as though such payment had not been made.

13.

Power of Attorney; Further Assurances.  The Obligor authorizes the Secured Parties, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as each Obligor’s true and lawful attorney-in-fact, with power, in its own name or in the name of the Obligor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Parties; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Parties, and at the Obligor’ expense, at any time, or from time to time, all acts and things which the Secured Parties deems necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement, the Notes and the Transaction Documents all as fully and effectually as the Obligor might or could do; and each Obligor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

(a)

On a continuing basis, Obligor will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule B, attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Parties, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this

Agreement, or for assuring and confirming to the Secured Parties the grant or perfection of a security interest in all the Collateral.

(b)

Obligor hereby irrevocably appoints the Secured Parties as its attorney-in-fact, with full authority in the place and stead of the Obligor and in the name of the Obligor, from time to time in the Secured Parties’ discretion, to take any action and to execute any instrument which the Secured Parties may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Obligor where permitted by law.

14.

Notices.  All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof, (iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

If to Obligor:

HII Technologies, Inc.

710 N. Post Oak Road, Suite 400

Houston, Texas 77024

Attention:  Matthew C. Flemming

Facsimile No:

Aqua Handling of Texas, LLC

c/o HII Technologies, Inc.

710 N. Post Oak Road, Suite 400

Houston, Texas 77024

Attention:

Facsimile No:

If to Secured Parties:

At the address set forth opposite their name on the signature page

15.

Other Security.  To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Parties shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties’ rights and remedies hereunder.

16.

INDEMNIFICATION BY THE OBLIGOR.  THE OBLIGOR SHALL INDEMNIFY AND HOLD HARMLESS THE SECURED PARTIES FROM AND AGAINST ANY AND ALL CLAIMS, CHARGES, LOSSES, EXPENSES AND COSTS, INCLUDING REASONABLE ATTORNEYS’ FEES, ASSERTED DIRECTLY OR INDIRECTLY BY ANY THIRD PARTY RESULTING FROM ANY CLAIMS, ACTIONS OR PROCEEDINGS IN CONNECTION WITH THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS

AGREEMENT OR ANY OTHER LOAN DOCUMENTS, INCLUDING THE SECURED PARTY’S EXERCISE OF ITS RIGHTS AND REMEDIES AS CONTAINED IN THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH CLAIM, CHARGE, LOSS, COST OR EXPENSE (X) RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE SECURED PARTIES OR (Y) RESULT FROM A CLAIM BROUGHT BY THE OBLIGOR AGAINST THE SECURED PARTIES FOR BREACH IN BAD FAITH OF THE SECURED PARTIES’ OBLIGATIONS HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT.  THE INDEMNIFICATION PROVIDED IN THIS SECTION SHALL SURVIVE THE PAYMENT IN FULL OF THE LOAN.  ALL AMOUNTS DUE UNDER THIS SECTION SHALL BE PAYABLE NOT LATER THAN TWENTY (20) BUSINESS DAYS AFTER DEMAND THEREFOR.  THE AGREEMENTS IN THIS SECTION SHALL SURVIVE REPAYMENT OF THE OBLIGATIONS AND ALL OTHER AMOUNTS PAYABLE UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

17.

Miscellaneous.

(a)

No course of dealing between the Obligor and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)

All of the rights and remedies of the Secured Parties with respect to the Collateral, whether established hereby or by the Notes or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c)

This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d)

In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable.  If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e)

No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the Parties giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f)

This Agreement shall be binding upon and inure to the benefit of each Parties hereto and its successors and assigns; provided that Obligor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Secured Parties.

(g)

Each Party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h)

This Agreement shall be construed in accordance with the laws of the State of Texas except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of Texas in which case such law shall govern.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of any Texas State or United States Federal court sitting in Harris County, Texas over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Texas State or Federal court.  The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other inner provided by law.  The parties hereto further waive any objection to venue in the State of Texas and any objection to an action or proceeding in the State of Texas, on the basis of forum non convenient.

(i)

EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTIES TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTIES HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTIES WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH PARTIES FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTIES KNOWINGLY AND VOLUNTARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION.  THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(j)

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement in the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the Parties executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

************

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.

OBLIGOR:

HII TECHNOLOGIES, INC.

By /s/ Matthew Flemming

Name: Matthew Flemming

Title: President

AQUA HANDLING OF TEXAS, LLC

By /s/ Branden Brewer

Name: Branden Brewer

Title: President

SECURED PARTIES:

/s/ Chris George

Chris George

Address:

/s/ Branden Brewer

Branden Brewer

Address:

SCHEDULE A

Principal Place of Business of the Obligor:

Locations Where Collateral is Located or Stored:

SCHEDULE B

Jurisdictions: